Statements of Net Assets Available for Benefits - EBP 001 - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Assets:
Investments, at fair value (See Note 3)	$ 235,472,094	$ 204,347,968
Cash	35	11
Receivables:
Notes receivable from participants	1,721,128	1,481,417
Participant contributions	0	190,094
Employer contributions	36,618	112,226
Rollover contributions	0	2,194
Total receivables	1,757,746	1,785,931
Net assets available for benefits	$ 237,229,875	$ 206,133,910